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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 9, 2002
                                                          ---------------


                            HMG WORLDWIDE CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or other Jurisdiction of Incorporation)


          0-13121                                     13-3402432
    -----------------------                  --------------------------------
   (Commission File Number)                  (IRS Employer Identification No.)


   475 Tenth Ave., 12th Fl., New York, NY                10018
  ----------------------------------------       --------------------
  (Address of Principal Executive Offices)             (Zip Code)


Registrant's Telephone Number, Including Area Code    212-736-2300
                                                      ------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report )


                  ---------------------------------------------
                     Exhibit Index appears on page 4 hereof.



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ITEM 5.  OTHER EVENTS.

On January 9, 2002, HMG Worldwide Corporation was delisted from the NASDAQ SmallCap Market.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)   Exhibits

              99.1    Press release date January 10, 2002 issued by the Company





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                                    SIGNATURE
                                    ---------

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           HMG WORLDWIDE CORPORATION
                                           (Registrant)



                                           By:/s/  Randy Riley
                                              -------------------------------
                                           Name:   Randy Riley
                                           Title:  Chief Executive Officer


Date: January 14, 2002



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                                  EXHIBIT INDEX

EXHIBIT NO.
----------

           99.1   Press release dated January 10, 2002, issued by the Company



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